UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Goldman Sachs Private Credit Corp.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! GOLDMAN SACHS PRIVATE CREDIT CORP. 2026 Annual General Meeting Vote by July 27, 2026 11:59 PM ET GOLDMAN SACHS PRIVATE CREDIT CORP. 200 WEST STREET NEW YORK, NEW YORK 10282 T00456-P53953 You invested in GOLDMAN SACHS PRIVATE CREDIT CORP. and it’s time to vote! You have the right to vote on proposals being presented at the Annual General Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on July 28, 2026. Get informed before you vote View the Notice and Proxy Statement and 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to July 14, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Vote Virtually at the Meeting* Point your camera here and July 28, 2026 12:00 PM ET vote without entering a control number Virtually at: www.virtualshareholdermeeting.com/GSPVC2026 *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Board Voting Items Recommends 1. To elect two Class III directors of the Company, who will serve until the 2029 annual meeting of stockholders and until his or her successor is duly elected and qualified. Nominees: 1a. Katherine P. Uniacke For 1b. Timothy J. Leach For 2. To ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting For firm for the fiscal year ending December 31, 2026. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. T00457-P53953

Goldman Sachs Private Credit Corp. Your vote is needed! Dear Fellow Shareholder: We are pleased to inform you that we are preparing for our upcoming annual meeting, which will be held on July 28, 2026. We must successfully complete this year’s annual meeting proxy process in advance of the date of the meeting in order not to adjourn the annual meeting. Please respond to the proxy solicitation by voting in favor of each of the proposals described in the proxy materials by calling (800) 654-1521 or going to www.proxyvote.com. Please see below for the ways in which you can vote. Failure to obtain the required votes for all of the proposals will cause the annual meeting to be adjourned, and the meeting will need to be rescheduled until all voting requirements are met. FOUR WAYS TO VOTE ONLINE PHONE QR CODE MAIL PROXY QUESTIONS? WWW.PROXYVOTE.COM/ WITHOUT A PROXY CARD WITH A SMARTPHONE VOTE PROCESSING Call (800) 654-1521 Please have your proxy card Call (800) 654-1521 Vote by scanning the Mark, sign and date in hand when accessing the Monday to Friday, 9:00 a.m. Quick Response Code or your ballot and return website. There are easy-to-follow to 10:00 p.m. ET to speak “QR Code” on the Proxy it in the postage-paid directions to help you complete with a proxy specialist. Card/VIF enclosed. envelope provided. the electronic voting instruction WITH A PROXY CARD form. Call 1-800-690-6903 with a touch-tone phone to vote using an automated system. P53953-LTR

Let’s Vote YOUR VOTE MATTERS. We’ve made it easy, so take two minutes right now on–any on it. device you prefer. Let your proxy vote be heard. PHONE TABLET PC Go to: Proxyvote.com Goldman Sachs Private Credit Corp. P53953-EPB

Goldman Sachs Private Credit Corp. Our records indicate that you have not yet voted your shares. The annual shareholder meeting will be held on July 28,2026. Whether or not you plan to attend, your vote is very important. You can vote your shares by internet, telephone, or mail. 0000 0000 0000 0000 Simply follow the instructions on the enclosed 0000 0000 0000 0000 form. For your convenience, we’ve highlighted NOTE: This is not an actual Control Number. where you can find your unique Control Number. Please refer to the proxy card for your unique Control Number. If you have questions or need assistance, please call (800) 654-1521. FOUR WAYS TO VOTE 0000 0000 0000 0000 ONLINE PHONE QR CODE MAIL 0000 0000 0000 0000 WWW.PROXYVOTE.COM WITHOUT A PROXY CARD WITH A SMARTPHONE VOTE PROCESSING NOTE: This is not an actual Control Number. Please have your proxy card in hand Call (800) 654-1521 Vote by scanning the Mark, sign and date your Please refer to the voting instruction form when accessing the website. There Monday to Friday, 9:00 a.m. Quick Response Code or ballot and return it in the for your unique Control Number. are easy-to-follow directions to help to 10:00 p.m. ET to speak with “QR Code” on the Proxy postage-paid envelope you complete the electronic voting a proxy specialist. Card/VIF enclosed. provided. instruction form. WITH A PROXY CARD Call 1-800-690-6903 with a touch-tone phone to vote using an automated system.

Let’s Vote on it. Let your proxy vote be heard. Goldman Sachs Private Credit Corp. YOUR VOTE MATTERS. We’ve made it easy, so take two minutes right now –on any device you prefer. PHONE TABLET PC Go to: Proxyvote.com P53953-EPN

Frequently Asked Questions Why am I receiving this Notice of Internet Availability? The Securities and Exchange Commission (“SEC”) permits companies to send the enclosed “Notice” instead of a full printed set of proxy materials. The Notice provides instructions on how to view your company’s proxy materials, vote online and request a full set of printed materials by mail. There are several advantages to your company sending a Notice instead of a full set of materials, including lowering your company’s costs and reducing the environmental impact from printing and mailing full sets of proxy materials. How do I view the proxy materials online? Go to www.proxyvote.com and enter your control number to get started. Your control number can be found on the enclosed Notice. What if I prefer to receive a paper copy of the proxy materials? You can easily request a paper copy which will be mailed to you at no cost. Instructions on how to do so can be found in the “Get informed before you vote” section of the Notice. Can I receive proxy materials for future meetings by e-mail rather than receive a Notice? Yes, you can. Go to www.proxyvote.com and make your choice in the Delivery Settings section. For more information about the SEC’s Notice and Access Proxy Rules please visit: www.sec.gov/spotlight/proxymatters/e-proxy.shtml. DOCUMENT ID 2/23

Goldman Sachs AssetManagement Be the vote that counts.

GOLDMAN SACHS PRIVATE CREDIT CORP. 2026 Annual Meeting July 28, 2026 VOTE NOW Why Should I Vote? As an investor in this security, you have the right to vote on important matters. This is your opportunity to make a direct impact on your investment. Your vote counts! Ways to Vote ProxyVote 800.690.6903 Virtual Meeting Important Information For holders as of May 29, 2026 Vote Common Shares by: July 27, 2026 Control Number: 0123456789012345 This email represents the following share(s): 2

*** PRINT OPTIONS NOT SET FOR SUMMARY!!! 123,456,789,012.00000 *** PRINT OPTIONS NOT SET FOR SUMMARY!!! 123,456,789,012.00000 *** PRINT OPTIONS NOT SET FOR SUMMARY!!! 123,456,789,012.00000 *** PRINT OPTIONS NOT SET FOR SUMMARY!!! 123,456,789,012.00000 *** PRINT OPTIONS NOT SET FOR SUMMARY!!! 123,456,789,012.00000 *** PRINT OPTIONS NOT SET FOR SUMMARY!!! 123,456,789,012.00000 *** PRINT OPTIONS NOT SET FOR SUMMARY!!! 123,456,789,012.00000 *** PRINT OPTIONS NOT SET FOR SUMMARY!!! 123,456,789,012.00000 *** PRINT OPTIONS NOT SET FOR SUMMARY!!! 123,456,789,012.00000 *** PRINT OPTIONS NOT SET FOR SUMMARY!!! 123,456,789,012.00000 View documents: Form 10 K | Notice of Meeting and Proxy Statement | Shareholder Letter | © 2026 Broadridge Financial Solutions Inc. P.O. Box 1310, Brentwood, NY 11717 ProxyVote and Broadridge are trademarks of Broadridge Financial Solutions Inc. CUSIP is a registered trademark of the American Bankers Association. All other registered marks belong to their respective owners. Email Settings | Terms and Conditions | Privacy Statement 3